EXHIBIT 10.1

Independent Auditors Consent

The Supervisory Board
   SAP Aktiengesellschaft Systeme, Anwendungen, Produkte in der Datenverarbeitung:

We consent to the incorporation by reference in the registration statements on Form S-8 (Nos. 333-60399, 333-65083, 333-30380, 333-41762, 333-63496, 333-63464 and 333-102564) of SAP Aktiengesellschaft Systeme, Anwendungen, Produkte in der Datenverarbeitung and subsidiaries (SAP AG) of our report dated February 27, 2004, except for Note 38 which is as of March 23, 2004, with respect to the consolidated balance sheets of SAP AG as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholders equity and cash flows for each of the years in the two-year period ended December 31, 2003, and the 2003 and 2002 information contained in the related financial statement schedule, which report appears in the December 31, 2003, annual report on Form 20-F of SAP AG. Our report refers to the change in SAP AG’s method of accounting for goodwill and intangible assets in 2002.

Our report refers to our audit of the disclosures added to revise the 2001 consolidated financial statements, as more fully described in Note 14 to the consolidated financial statements and to our audit of the adjustments that were applied to the 2001 consolidated financial statements, as more fully described in Note 21 to the consolidated financial statements. However, we were not engaged to audit, review, or apply any procedures to the 2001 consolidated financial statements other than with respect to such disclosures and adjustments.

KPMG Deutsche Treuhand-Gesellschaft
Aktiengesellschaft Wirtschaftsprüfungsgesellschaft
Mannheim, Germany
March 23, 2004